GENERAL AMERICAN LIFE INSURANCE COMPANY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                   PROSPECTUS
                                     FOR THE
                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (we, us, our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed and variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact you broker for further details.

The Contracts have a number of investment choices (1 General Account and 8 Funds). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of General American Capital Company and Variable Insurance Products Fund which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two.

GENERAL AMERICAN CAPITAL COMPANY                           VARIABLE INSURANCE PRODUCTS FUND
Advised by: Conning Asset Management Company                Managed by: Fidelity Management & Research Company
         S & P 500 Index Fund                                 VIP: Equity-Income Portfolio
         Money Market Fund                                    VIP: Growth Portfolio
         Bond Index Fund                                      VIP: Overseas Portfolio
         Managed Equity Fund
         Asset Allocation Fund

Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 3, 1999). The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 700
Market Street, St. Louis, Missouri 63101. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 20 of this Prospectus.

The Contracts:

         *        are not bank deposits
         *        are not federally insured
         *        are not endorsed by any bank or government agency
         *        are not guaranteed and may be subject to loss of principal

The SEC has not approved these Contracts or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.




                                   MAY 3, 1999



                                TABLE OF CONTENTS

INDEX OF SPECIAL TERMS..........................................3

SEPARATE ACCOUNT  TABLE OF FEES AND EXPENSES....................4

HIGHLIGHTS......................................................6

THE COMPANY.....................................................6

THE ANNUITY CONTRACTS...........................................7

PURCHASE........................................................7
Purchase Payments...............................................7
Allocation Of Purchase Payments.................................7

FUNDS...........................................................8
General American Capital Company................................8
Variable Insurance Products Fund................................8
The General Account.............................................8
Transfers.......................................................9
Additions, Deletions and Substitutions..........................9

EXPENSES........................................................9
Surrender  Charges  (Contingent   Deferred  Sales  Charge)......9
Charge-Free  Amounts...........................................10
Administrative  Charge ........................................10
Transfer Charge................................................10
Mortality and Expense Risk Charge..............................10
Premium Taxes..................................................10
Income  Taxes..................................................10
Fund Expenses..................................................10
Exchange Program...............................................11

ACCUMULATED VALUE..............................................11
Accumulated Value..............................................11
Net Investment Factor..........................................11

ACCESS TO YOUR MONEY...........................................12
Surrenders and Partial Withdrawals.............................12
Termination Benefits...........................................12

DEATH BENEFIT..................................................12
Death of Contract Owner During the Accumulation Phase..........12
Death of Annuitant During the Accumulation Phase...............13
Death of Contract Owner or Annuitant During the Income Phase...13
Special Tax Considerations.....................................13
Avoiding Probate...............................................13

ANNUITY PAYMENTS...............................................14
Annuity Income Options.........................................14
Value of Variable Annuity Payments.............................15

TAXES..........................................................16
Annuity Contracts in General...................................16
Qualified and Non-Qualified Contracts..........................16
Withdrawals - Non-Qualified Contracts..........................16
Withdrawals - Qualified Contracts..............................17
Withdrawals - Tax-Sheltered Annuities..........................17
Diversification................................................17
Section 403(b) Plans...........................................17
Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans...18
Deferred Compensation Plans....................................18

PERFORMANCE....................................................18

OTHER INFORMATION..............................................18
Separate Account Two...........................................18
Distributor of the Contracts...................................19
Year 2000......................................................19
Voting Rights..................................................19
Written Notice or Written Request..............................19
Deferment of Payment...........................................19
Ownership......................................................20
The Beneficiary................................................20
Assignments....................................................20
Financial Statements...........................................20

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...20

APPENDIX A.....................................................21

Historical Table of Units and Unit Values for Qualified Plans..21 Historical Table of Units and Unit Values For Non-Qualified
    Plans......................................................21
Table of Units and Unit Values.................................22

INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.


                                                                       Page

Accumulation Phase.......................................................6
Annuitant...............................................................14
Annuity Commencement Date...............................................14
Annuity Income Options..................................................14
Annuity Payments.........................................................7
Beneficiary.............................................................20
Business Day.............................................................8
General Account.........................................................18
Income Phase.............................................................6
Funds....................................................................8
Non-Qualified...........................................................16
Owner...................................................................20
Purchase Payment.........................................................7
Qualified...............................................................16
Tax Deferral.............................................................7



GENERAL AMERICAN SEPARATE ACCOUNT TWO TABLE OF FEES AND
EXPENSES
Owner Transaction Expenses

Surrender Charges (Expressed as a percentage of amount withdrawn):

First Contract Year                 9.00%
Second Contract Year                8.00%
Third Contract Year                 7.00%
Fourth Contract Year                6.00%    The surrender charge is levied only when you withdraw
Fifth Contract Year                 5.00%    money from your Contract. The first 10% of the account
Sixth Contract Year                 4.00%    value you withdraw in any contract year will not have
Seventh Contract Yar                3.00%    a surrender charge applied to it.
Eighth Contract Year                2.00%
Ninth Contract Year                 1.00%

Transfer Fee:              None

Separate Account Annual Fees (as a percentage of the accumulated value of your Contract)

Mortality and Expense Risk:                                                     1.00%
                                                                                -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:                                         1.00%

Fund Expenses
(expressed as a percentage of average net assets):


                                 Management                    Other                      Total Annual
                                 Fee                           Expenses                   Expenses
                                 -------------                 ----                       ------------------

GENERAL AMERICAN CAPITAL COMPANY
Advised by Conning Asset
Managed Company

S & P 500 Index Fund              .250%                       .050%                         .300%
Money Market Fund                 .125%                       .080%                         .205%
Bond Index Fund                   .250%                       .050%                         .300%
Managed Equity Fund(a)            .400%                       .100%                         .500%
Asset Allocation Fund             .500%                       .100%                         .600%

VARIABLE INSURANCE PRODUCTS FUND(b)
Managed by Fidelity Management &
Research Company

VIP: Equity-Income Portfolio      .490%                        .080%                         .570%
VIP: Growth Portfolio             .590%                        .070%                         .660%
VIP: Overseas Portfolio           .740%                        .150%                         .890%


(a) Investment advisory fees applicable to the Managed Equity Fund decline ratably on the average daily net assets in excess of $10 million (see the General American Capital Company Prospectus).

(b) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the Total Annual Expenses presented in the table would have been .57% for the
     VIP: Equity-Income Portfolio; .66% for the VIP: Growth Portfolio; and .89% for the VIP: Overseas Portfolio.



EXAMPLES:

The examples are not a representation of actual, past or future expenses, and actual expenses may be higher or lower than those shown. The purpose of the tables is to help you understand the costs and expenses that you will bear directly or indirectly. The expense amounts in the examples are aggregate amounts for the total number of years indicated. Neither the table nor the examples reflect any premium taxes that may be applicable to your contract. Such taxes currently range from 0% to 3.5%.

There can be no assurance that the investment experience of the Funds in the future will be comparable to past experience.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     (a) if you surrendered your contract after the end of the specified time period;

     (b) if you do not surrender your contract after the end of the specified time period;

     (c) If you annuitize after the end of the specified time period.


                                                                Time         Periods
                                                     1 year     3 years      5 years      10 years
                                                     ------     -------      -------      --------
GENERAL AMERICAN CAPITAL COMPANY
Advised by Conning Asset Management Company
S & P 500 Index Fund                               (a) $ 97.19  (a) $111.31   (a) $124.99   (a) $156.30
                                                   (b) $ 13.23  (b) $ 41.17   (b) $ 71.18   (b) $156.30
                                                   (c) $ 97.19  (c) $111.31   (c) $ 71.18   (c) $156.30
Money Market Fund                                  (a) $ 96.30  (a) $108.56   (a) $120.21   (a) $145.61
                                                   (b) $ 12.27  (b) $ 38.22   (b) $ 66.14   (b) $145.61
                                                   (c) $ 96.30  (c) $108.56   (c) $ 66.14   (c) $145.61
Bond Index Fund                                    (a) $ 97.19  (a) $111.31   (a) $124.99   (a) $156.30
                                                   (b) $ 13.23  (b) $ 41.17   (b) $ 71.18   (b) $156.30
                                                   (c) $ 97.19  (c) $111.31   (c) $ 71.18   (c) $156.30
Managed Equity Fund                                (a) $ 99.04  (a) $117.08   (a) $134.99   (a) $178.45
                                                   (b) $ 15.26  (b) $ 47.36   (b) $ 81.70   (b) $178.45
                                                   (c) $ 99.04  (c) $117.08   (c) $ 81.70   (c) $178.45
Asset Allocation Fund                              (a) $ 99.96  (a) $119.95   (a) $139.95   (a) $189.34
                                                   (b) $ 16.26  (b) $ 50.44   (b) $ 86.93   (b) $189.34
                                                   (c) $ 99.96  (c) $119.95   (c) $ 86.93   (c) $189.34


VARIABLE INSURANCE PRODUCTS FUND
Managed by Fidelity Management &
Research Company
VIP: Equity-Income Portfolio                       (a) $ 99.69  (a) $119.09   (a) $138.46   (a) $186.09
                                                   (b) $ 15.96  (b) $ 49.52   (b) $ 85.36   (b) $186.09
                                                   (c) $ 99.69  (c) $119.09   (c) $ 85.36   (c) $186.09
VIP: Growth Portfolio                              (a) $100.52  (a) $121.67   (a) $142.91   (a) $195.82
                                                   (b) $ 16.87  (b) $ 52.28   (b) $ 90.05   (b) $195.82
                                                   (c) $100.52  (c) $121.67   (c) $ 90.05   (c) $195.82
VIP: Overseas Portfolio                            (a) $102.64  (a) $128.23   (a) $154.18   (a) $220.28
                                                   (b) $ 19.18  (b) $ 59.32   (b) $101.92   (b) $220.28
                                                   (c) $102.64  (c) $128.23   (c) $101.92   (c) $220.28


                                   HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments are level for the payout period.

Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:

         General American's Variable Annuity Administration Department
         P.0. Box 14490
         St. Louis, Missouri 63178-4490
         (800) 449-6447.

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.



                                   THE COMPANY

General American Life Insurance Company ("General American") is a stock insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company ("GAMHC"), a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis, Missouri 63101. The telephone number is 314-231-1700. It is licensed to do business in 49 states of the U.S., the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

GAMHC has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

                              THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, traditional Individual Retirement Annuity (IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.


                                    PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

Purchase Payments

The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at anytime during the accumulation phase so long as the annuitant is living.

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our business days are each day when both the New York Stock Exchange and us are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                      FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisors. Additional Funds may be made available in the future.

Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.

General American Capital Company

General American Capital Company ("Capital Company") is advised by Conning Asset Management Company. Capital Company currently operates eight separate investment Funds, five of which are available under the Contract. The assets of each Fund are separate from the others and each Fund has separate investment objectives and policies. As a result, each Fund operates as a separate investment portfolio and the investment performance of one Fund has no effect on the investment performance of any other Fund. The following Funds are available under the Contracts.

         *         S & P 500 Index Fund
         *         Money Market Fund
         *         Bond Index Fund
         *         Managed Equity Fund
         *         Asset Allocation Fund

Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is managed by Fidelity Management & Research Company ("FMR") of Boston, Massachusetts. VIP currently has five separate investment portfolios, but only the three listed below are currently available under the Contracts. The following Funds are available under the Contracts.

         *         VIP:  Equity-Income Portfolio
         *         VIP:  Growth Portfolio
         *         VIP:  Overseas Portfolio

The General Account

If you elect the General Account we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account.

Transfers

You may transfer amounts as follows:

         1.       Between the General Account and one or more of the Funds; or

         2        Among the Funds.

These transfers will be subject to the following rules:

         1. Transfers must be made by written request or by telephone, provided we have a Telephone Authorization Form in good order completed by you.

         2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.

         3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

Additions, Deletions and Substitutions

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                    EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

Surrender Charges (Contingent Deferred Sales Charge)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                                SURRENDER CHARGE

Number of Complete Years                         Percentage Charge
Since Purchasing the Contract                    On Amount Withdrawn
-----------------------------                    -------------------
                  0-1                                         9%
                  2                                           8%
                  3                                           7%
                  4                                           6%
                  5                                           5%
                  6                                           4%
                  7                                           3%
                  8                                           2%
                  9                                           1%

Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

Charge-Free Amounts

If a Contract is within the nine year  surrender  charge  period (the first nine
Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year.

Administrative Charge

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase.

Transfer Charge

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever funds are transferred between the General Account and Separate Account.

Mortality and Expense Risk Charge

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually.

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, we are not making any such deductions.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached Fund prospectuses.

Exchange Program

You may exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by our affiliate, Cova Financial Services Life Insurance Company or its affiliate, Cova Financial Life Insurance Company (together, "Cova Life"). If you choose to so exchange your Contract, Cova Life will waive any otherwise applicable withdrawal charges and contract maintenance charges.

                                ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

Accumulated Value

During the accumulation phase, the value of the variable portion of your contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

     1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus

     2. Any purchase payments received during the current business day which are allocated to the Fund; plus

     3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus

     4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus

     5. Any partial withdrawals from the Fund during the current business day; minus

     6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

Net Investment Factor

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

     1.   The value of the assets at the end of the preceding business day; plus

     2.   The    investment    income    and    capital     gains-realized    or
          unrealized-credited to the assets for the business day for which the Net Investment Factor is being determined.

     3. The capital losses, realized or unrealized, charged against those assets during the business day; minus

     4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance or each Fund; minus

     5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by

     6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Fund of the Separate Account that invests in the Managed Equity Fund will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the Managed Equity Fund) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     *    by making a withdrawal (either a partial or a complete withdrawal);

     *    when a death benefit is paid; or

     *    by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Termination Benefits

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

     * to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or

     * to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or

     * to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or

     * to convert to an Individual Variable Annuity Contract, if appropriate individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

                                  DEATH BENEFIT

Death of Contract Owner During the Accumulation Phase

If the you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if the you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

         * Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.

         * Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Death of Annuitant During the Accumulation Phase

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

Death of Contract Owner or Annuitant During the Income Phase

If the you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

Special Tax Considerations

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

Avoiding Probate

In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                                ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The annuitant is the person whose life we look to when make annuity payments.

Annuity Income Options

The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

         Option 1 - Life Annuity -Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

         Option 2 - Life Annuity with 60, 120, l80, or 240 Monthly Payments Guaranteed Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

         Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

         For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

         Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

         Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

         Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

         Option 7 - Interest Income (may be available to Non-qualified Annuities only) Under this option, you can place your Accumulated Value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 - Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract.

Value of Variable Annuity Payments

The dollar amount of your payment from the Fund(s) will depend upon four things:

     *    the value of your Contract in the Fund(s) on the Annuity  Commencement
          Date;

     * the 4% assumed investment rate used in the annuity table for the Contract; and

     *    the performance of the Funds you selected;  and

     * if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.

TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified Contracts, you, as the owner, are not taxed on increases in the value of your Contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified Contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the Contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your Contract is referred to as a non-qualified Contract.

If you purchase the Contract under a pension plan, specially sponsored program, or an individual retirement annuity, your Contract is referred to as a qualified Contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your Contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2)  paid after you die;

     (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6)  which come from purchase payments made prior to August 14, 1982.

The Contract provides that upon the death of the Annuitant during the Accumulation Phase, the death proceeds will be paid to the beneficiary. Such payments made when the Annuitant, who is not the Contract owner, dies do not qualify for the death of the Contract owner exception (described in (2) above) and will be subject to the 10% distribution penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

Withdrawals - Qualified Contracts

The above information describing the taxation of non-qualified Contracts does not apply to qualified Contracts. There are special rules that govern with respect to qualified Contracts. We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

     (1)  reaches age 59 1/2;

     (2)  leaves his/her job;

     (3)  dies;

     (4)  becomes  disabled (as that term is defined in the Code); or

     (5)  in the case of hardship.

However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Funds are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the Funds. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent owners are permitted to select Funds, to make transfers among the Funds or the number and type of Funds owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Funds.

Section 403(b) Plans

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b) (11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship. Distributions prior to age 59 1/2 due to separation from service or financial hardship are subject to the nondeductible 10% penalty tax for premature distributions, in addition to income tax.

The Investment Company Act of 1940 has distribution requirements which differ from the requirements of Code Section 403(b) set forth above. However, these Contracts are being offered in reliance upon, and in compliance with, the provisions of no-action letter number IP-6-88 issued by the Securities and Exchange Commission to the American Council of Life Insurance. The no-action letter allows the Separate Account to apply the restrictions created by Code
Section 403(b)(11) as long as specified steps, such as this disclosure, are taken to ensure Contract owners are aware of the Code restrictions. General American believes it is in compliance with the provisions of the no-action letter.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans

Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. With respect to non-governmental
Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Distributions are taxable in full. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
Section 457 plan obligations. These plans are subject to various restrictions on contributions and distributions.

Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment.

                                   PERFORMANCE

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                                OTHER INFORMATION

Separate Account Two

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We have registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940.

Payments are received into the Separate Account from individual and group variable annuity contracts entitled to tax benefits under Sections 401, 403(b), and 408 of the Code and also from individual variable annuity contracts not entitled to any special tax benefits. Such payments are pooled together and invested separately from the General Account of General American (the general assets of the insurance company other than separate account assets). The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

Distributor of the Contracts

Walnut Street Securities, Inc. ("Walnut Street"), 400 South Fourth Street, Suite 1000, St. Louis, Missouri 63102 is the principal underwriter and the distributor of the Contracts. Walnut Street is a wholly owned subsidiary of General American. Walnut Street has entered into contracts with various broker-dealers and registered representatives affiliated with Walnut Street to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.75% of Purchase Payments for such Contracts, under normal circumstances.

Year 2000

We have developed and initiated plans to assure that our computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on our financial position or results of operation. We believe that we have taken all reasonable steps to address these potential problems. There can be no assurance, however, that the steps taken will be adequate to avoid any adverse impact.

Voting Rights

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Ownership

Owner. You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

The Beneficiary

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

Assignments

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.

AN ASSIGNMENT MAY BE A TAXABLE EVENT.

Financial Statements

The consolidated financial statements for General American (as well as the auditors' report thereon) are in the Statement of Additional Information.

Financial statements for the Separate Account are also in the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

Company...................................4
Experts...................................4
Legal Opinions............................4
Distribution..............................4
Performance Information...................5
Federal Tax Status........................8
Annuity Provisions.......................17
General Matters..........................19
Safekeeping of Account Assets............21
State Regulation.........................21
Records and Reports......................21
Legal Proceedings........................21
Other Information........................22
Financial Statements.....................22



APPENDIX A

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS FOR SEPARATE ACCOUNT TWO

                           1980     1981    1982     1983     1984     1985     1986    1987     1988
                           ----     ----    ----     ----     ----     ----     ----    ----     ----

Accumulation unit value:
Beginning of period        $8.23    $9.94   $ 9.92   $12.09   $13.25   $13.15   $16.68  $19.73   $20.03
End of period              $9.94    $9.92   $12.09   $13.25   $13.15   $16.68   $19.73  $20.03   $21.30*

Number of units outstanding at end of period (in thousands)
                           175      169     138      162      162      148      170     255      263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS FOR SEPARATE ACCOUNT TWO

                           1980     1981    1982     1983     1984     1985     1986    1987     1988
                           ----     ----    ----     ----     ----     ----     ----    ----     ----

Accumulation unit value:
Beginning of period        $ 9.30   $10.73  $10.91   $12.63   $13.77   $14.30   $18.16  $21.47   $21.80
End of period              $10.73   $10.91  $12.63   $13.77   $14.30   $18.16   $21.47  $21.80   $23.18*

Number of units outstanding at end of period (in thousands)
                           27       49      50       52       50       48       49      49       28*

*Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

TABLE OF UNITS AND UNIT VALUES FOR SEPARATE ACCOUNT TWO

This Table shows unit values and the number of units of the Separate Account invested in the Funds of General American Capital Company and Variable Insurance Products Fund. There can be no assurance that the investment experience of these Funds in the future will be comparable to past experience.

                  Accumulation                                         Qualified Plan            Nonqualified Plan
                  Unit Value                Accumulation               Units Outstanding         Units Outstanding
                  Beginning                 Unit Value                 End of Period             End of Period
                  of Period*                End of Period              (in thousands)            (in thousands)
                  ----------                -------------              --------------            --------------

S & P 500 Index Fund Division**
1998              43.62                     55.35                      987                       342
1997              33.17                     43.62                      935                       366
1996              27.27                     33.17                      808                       325
1995              20.12                     27.27                      657                       297
1994              20.09                     20.12                      636                       265
1993              18.48                     20.09                      599                       241
1992              17.37                     18.48                      366                       152
1991              13.47                     17.37                      236                       109
1990              14.15                     13.47                      133                       67
1989              11.01                     14.15                      97                        23
1988              10.00                     11.01                      36                        7
Money Market Fund Division
1998              15.85                     16.57                      124                       79
1997              15.14                     15.85                      102                       74
1996              14.50                     15.14                      117                       62
1995              13.82                     14.50                      106                       57
1994              13.39                     13.82                      93                        58
1993              13.12                     13.39                      115                       73
1992              12.78                     13.12                      181                       85
1991              12.16                     12.78                      179                       101
1990              11.33                     12.16                      188                       79
1989              10.44                     11.33                      28                        15
1988              10.00                     10.44                      6                         5
Bond Index Fund Division***
1998              19.50                     20.97                      200                       75
1997              18.01                     19.50                      163                       80
1996              17.66                     18.01                      163                       70
1995              14.99                     17.66                      146                       85
1994              15.78                     14.99                      146                       58
1993              14.43                     15.78                      161                       61
1992              13.68                     14.43                      116                       48
1991              12.12                     13.68                      50                        67
1990              11.22                     12.12                      33                        58
1989              10.27                     11.22                      22                        17
1988              10.00                     10.27                      5                         2
Managed Equity Fund Division Qualified
1998              72.99                     82.60                      126                       N/A
1997              59.73                     72.99                      136                       N/A
1996              49.83                     59.73                      15                        N/A
1995              37.68                     49.83                      164                       N/A
1994              39.42                     37.68                      188                       N/A
1993              36.54                     39.42                      210                       N/A
1992              34.56                     36.54                      217                       N/A
1991              27.62                     34.56                      216                       N/A
1990              28.73                     27.62                      192                       N/A
1989              22.11                     28.73                      194                       N/A
1988              21.30                     22.11                      207                       N/A
Managed Equity Fund Division Nonqualified
1998              79.43                     89.89                      N/A                       1
1997              64.99                     79.43                      N/A                       2
1996              54.22                     64.99                      N/A                       2
1995              41.00                     54.22                      N/A                       17
1994              42.90                     41.00                      N/A                       20
1993              39.76                     42.90                      N/A                       24
1992              37.61                     39.76                      N/A                       25
1991              30.05                     37.61                      N/A                       25
1990              31.27                     30.05                      N/A                       25
1989              24.06                     31.27                      N/A                       25
1988              23.18                     24.06                      N/A                       26
Managed Equity Fund Division 88 Series
1998              37.77                     42.70                      266                       54
1997              30.94                     37.77                      280                       67
1996              25.84                     30.94                      240                       58
1995              19.56                     25.84                      215                       75
1994              20.48                     19.56                      204                       68
1993              19.00                     20.48                      197                       56
1992              17.99                     19.00                      158                       40
1991              14.39                     17.99                      101                       27
1990              14.99                     14.39                      56                        20
1989              11.54                     14.99                      21                        7
1988              10.83                     11.54                      6                         0
Asset Allocation Fund Division
1998              28.38                     33.12                      487                       187
1997              24.14                     28.38                      496                       187
1996              21.08                     24.14                      375                       178
1995              16.52                     21.08                      317                       168
1994              17.37                     16.52                      320                       180
1993              16.01                     17.37                      332                       166
1992              15.16                     16.01                      223                       119
1991              12.78                     15.16                      140                       66
1990              12.60                     12.78                      94                        35
1989              10.61                     12.60                      33                        16
1988              10.00                     10.61                      9                         4
VIP:  Equity-Income Portfolio Division
1998              20.27                     22.41                      868                       352
1997              15.98                     20.27                      838                       351
1996              14.12                     15.98                      767                       317
1995              10.55                     14.12                      552                       207
1994              10.00                     10.55                      315                       82
VIP:  Growth Portfolio Division
1998              18.42                     25.45                      1,127                     342
1997              15.07                     18.42                      1,064                     343
1996              13.27                     15.07                      974                       362
1995               9.90                     13.27                      646                       261
1994              10.00                     9.90                       356                       116
VIP:  Overseas Portfolio Division
1998              13.37                     14.93                      355                       98
1997              12.11                     13.37                      363                       124
1996              10.80                     12.11                      346                       107
1995              9.95                      10.80                      266                       77
1994              10.00                     9.95                       240                       52

* At the date of first deposits into the Separate Account on May 16, 1988, except for the Managed Equity Fund Division, which began on February 24, 1988; the VIP: Equity-Income Portfolio Division and the VIP: Growth Portfolio Division which began on January 6, 1994; and the VIP: Overseas Portfolio Division which began on January 11, 1994.

**The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

***The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflects a change in investment policies and objectives of the Fund.

Notes on Appendix A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account 2 above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from
 .25% to a sliding scale with a maximum of .50%, as an annual percentage of net assets (see the General American Capital Company Prospectus).